Exhibit 99.906CERT
CERTIFICATION
Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002
     The undersigned, the President of the Bishop Street Funds (the “Funds”), with respect to the Funds’ Form N-CSR for the period ended December 31, 2010 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:
     1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Funds.
Dated: March 10, 2011

\s\ Philip T. Masterson
Philip T. Masterson
President

Exhibit 99.906CERT
CERTIFICATION
Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002
     The undersigned, the Controller and CFO of the Bishop Street Funds (the “Funds”), with respect to the Funds’ Form N-CSR for the period ended December 31, 2010 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:
     1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Funds.
Dated: March 10, 2011

\s\ Michael Lawson
Michael Lawson
Treasurer, Controller & CFO